EXHIBIT 32

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shinichi Hirabayashi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Exam USA, Inc. on Form 10-KSB for the year ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Exam USA, Inc. on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Exam USA, Inc.

By:	/s/ SHINICHI HIRABAYASHI

Name:	Shinichi Hirabayashi
Title:	Chief Executive Officer
Date:	September 13, 2005

I, Yoneji Hirabayashi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Exam USA, Inc. on Form 10-KSB for the year ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Exam USA, Inc. on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Exam USA, Inc.

By:	/s/ YONEJI HIRABAYASHI

Name:	Yoneji Hirabayashi
Title:	Chief Financial Officer
Date:	September 13, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Exam USA, Inc. and will be retained by Exam USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.